UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        P.O. BOX 8016, CARY, NC 27512-9903

American Airlines Group Inc.

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on

May 10, 2023

For Stockholders of record as of March 13, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AAL

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AAL
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/AAL	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

American Airlines Group Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Wednesday, May 10, 2023
Time: 9:00 AM, Central Time
Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/AAL for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/AAL
SEE REVERSE FOR FULL AGENDA

American Airlines Group Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 5 AND 6

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY ONE YEAR.

PROPOSAL

1.	Election of 12 directors to serve until the 2024 Annual Meeting of Stockholders of American Airlines Group Inc. and until their respective successors have been duly elected and qualified

1A	Jeff Benjamin

1B	Adriane Brown

1C	John Cahill

1D	Mike Embler

1F	Matt Hart

1G	Robert Isom

1H	Sue Kronick

1I	Marty Nesbitt

1J	Denise O’Leary

1K	Vicente Reynal

1L	Greg Smith

1M	Doug Steenland

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of American Airlines Group Inc. for the fiscal year ending December 31, 2023

3.	Advisory vote to approve executive compensation (Say-on-Pay)

4.	Advisory vote to approve the frequency of the advisory vote to approve executive compensation

5.	Approve the 2023 Incentive Award Plan

6.	Advisory vote on a stockholder proposal to amend certain voting thresholds